EXHIBIT I

JOINT FILING AGREEMENT

The undersigned hereby agree as follows:

(1)                                  Each of them is individually eligible to use the Schedule 13G to which this Exhibit is attached, and such Schedule 13G is filed on behalf of each of them; and

(2)                                  Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein, but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date:  January 28, 2011

GT SOLAR HOLDINGS, LLC

By: OCM/GFI Power Opportunities Fund II, L.P.
Its: Managing Member

By: GFI Power Opportunities Fund II GP, LLC
Its: General Partner

By: G3W Ventures LLC
Its: Managing Member

By:	/s/ Lawrence D. Gilson
Name: Lawrence D. Gilson
Title: Chairman

By: OCM/GFI Power Opportunities Fund II (Cayman), L.P.
Its: Managing Member

By: GFI Power Opportunities Fund II GP (Cayman) Ltd.
Its: General Partner

By: GFI Power Opportunities Fund II GP, LLC
Its: Director

By: G3W Ventures LLC
Its: Managing Member

By:	/s/ Lawrence D. Gilson
Name: Lawrence D. Gilson
Title: Chairman

OCM/GFI POWER OPPORTUNITIES FUND II, L.P.

By: GFI Power Opportunities Fund II GP, LLC
Its: General Partner

By: G3W Ventures LLC
Its: Managing Member

By:	/s/ Lawrence D. Gilson
Name: Lawrence D. Gilson
Title: Chairman

OCM/GFI POWER OPPORTUNITIES FUND II (CAYMAN), L.P.

By: GFI Power Opportunities Fund II GP (Cayman) Ltd.
Its: General Partner

By: GFI Power Opportunities Fund II GP, LLC
Its: Director

By: G3W Ventures LLC
Its: Managing Member

By:	/s/ Lawrence D. Gilson
Name: Lawrence D. Gilson
Title: Chairman

GFI POWER OPPORTUNITIES FUND II GP (CAYMAN) LTD.

By: GFI Power Opportunities Fund II GP, LLC,
Its: Director

By: G3W Ventures LLC
Its: Managing Member

By:	/s/ Lawrence D. Gilson
Name: Lawrence D. Gilson
Title: Chairman

GFI POWER OPPORTUNITIES FUND II GP, LLC

By: G3W Ventures LLC
Its: Managing Member

By:	/s/ Lawrence D. Gilson
Name: Lawrence D. Gilson
Title: Chairman

G3W VENTURES LLC

By:	/s/ Lawrence D. Gilson
Name: Lawrence D. Gilson
Title: Chairman

OCM POWER OPPORTUNITIES FUND II GP (CAYMAN), LTD.

By: OCM Power Opportunities Fund II GP, L.P.
Its: Director

By: Oaktree Fund GP I, L.P.
Its: General Partner

By:	/s/ Todd Molz
Name: Todd Molz
Title: Authorized Signatory

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Authorized Signatory

OCM POWER OPPORTUNITIES FUND II GP, L.P.

By: Oaktree Fund GP I, L.P.
Its: General Partner

By:	/s/ Todd Molz
Name: Todd Molz
Title: Authorized Signatory

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Authorized Signatory

OAKTREE CAPITAL MANAGEMENT, L.P.

By:	/s/ Todd Molz
Name: Todd Molz
Title: Managing Director, General Counsel

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President, Legal

OAKTREE HOLDINGS, INC.

By:	/s/ Todd Molz
Name: Todd Molz
Title: Managing Director, General Counsel and Secretary

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President

OAKTREE FUND GP I, L.P.

By:	/s/ Todd Molz
Name: Todd Molz
Title: Authorized Signatory

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Authorized Signatory

OAKTREE CAPITAL I, L.P.

By:	/s/ Todd Molz
Name: Todd Molz
Title: Managing Director, General Counsel and Secretary

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President

OCM HOLDINGS I, LLC

By:	/s/ Todd Molz
Name: Todd Molz
Title: Managing Director, General Counsel

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President

OAKTREE HOLDINGS, LLC

By: Oaktree Capital Group, LLC
Its: Managing Member

By:	/s/ Todd Molz
Name: Todd Molz
Title: Managing Director, General Counsel and Secretary

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Todd Molz
Name: Todd Molz
Title: Managing Director, General Counsel and Secretary

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS, L.P.

By: Oaktree Capital Group Holdings GP, LLC
Its: General Partner

By:	/s/ Todd Molz
Name: Todd Molz
Title: Managing Director, General Counsel

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Todd Molz
Name: Todd Molz
Title: Managing Director, General Counsel

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President